                                                                   EXHIBIT 10.27


                      AMENDMENT NO. 2 TO RESEARCH AGREEMENT


         This Amendment No. 2 to Research Agreement (this "Amendment No. 2") is effective as of the 30th day of December 2003 (the "Effective Date") between the UNIVERSITY OF CONNECTICUT HEALTH CENTER having a place of business at the Center for Science and Technology Commercialization, 263 Farmington Avenue, Farmington, Connecticut, 06030 ("UCHC") and ANTIGENICS, Inc., a Delaware corporation, having offices at 630 Fifth Avenue, Suite #2100, New York, NY 10111 ("SPONSOR") (each a "Party" and collectively the "Parties").

                                    RECITALS


         Whereas, UCHC has been engaged in certain research pursuant to a Research Agreement by and between UCHC and SPONSOR dated February 18, 1998, as amended by Amendment No. 1, dated April 19, 2002 (the "Research Agreement");

         WHEREAS, SPONSOR and UCHC wish to amend the Research Agreement.

         Now, Therefore, SPONSOR and UCHC agree as follows:

      1. Article 3 of the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  The Project covered by this Agreement shall commence on February 12, 1998 and shall extend through December 31, 2008.

      2. Article 5 of the Agreement is hereby amended by adding after the last sentence of Section 5.0:



                      Sponsor agrees to pay UCHC the sum of One Million Three
                  Hundred Fifty Thousand dollars ($1,350,000) per year for each of the Project extension years covered by this Amendment No. 2 (i.e. 2004 through 2008) in accordance with the agreed budget, attached as Attachment 1 to this Amendment No. 2, plus any agreed to excess costs as evidenced by a writing signed by both Parties. Payment shall be made as follows:



                  $337,500          Payable no later than February 15, 2004


                  $337,500          Payable no later than May 15, 2004


                  $337,500          Payable no later than August 15, 2004

                  $337,500          Payable no later than November 15, 2004


                      Payments for all subsequent years shall be due by no later than February 15, May 15, August 15 and November 15 of each year.



      3.    Article 5 of the Agreement is hereby further amended by adding after
            Section 5.1, Section 5.2 as follows:


                  5.2 UCHC shall provide Sponsor with written quarterly financial reports within 45 days of the end of each calendar quarter. Such financial reports shall be in the format set forth in Attachment 2 to this Amendment No. 2.

After receipt of each quarterly payment, UCHC shall keep for at least two (2) years records detailing the usage of such payments from Sponsor. At the request of Sponsor no more frequently than once per year, upon at least five (5) business days' prior written notice to UCHC from Sponsor, and at the expense of Sponsor, UCHC shall permit a nationally recognized, independent certified public accountant ("Auditor") selected by Sponsor and acceptable to UCHC to review, during regular business hours, any such UCHC records for the then-preceding two
(2) years, provided UCHC shall not have to provide any such records for years prior to the Effective Date of this Amendment No. 2, solely to the extent necessary to verify such calculations, provided that such accountant in advance has entered into a confidentiality agreement with UCHC (substantially similar to the confidentiality provisions of the Research Agreement) limiting the disclosure of such information to authorized representatives of SPONSOR or UCHC.

The purpose of the review is to ensure that the reported costs represent costs that are reasonable and necessary and in accordance with generally accepted accounting principles for the performance of the work identified in Appendix A and as provided in the Line item budget identified in Attachment 1. If, in the event such review identifies costs that are not in accordance with the requirements as provided in the first sentence of this paragraph, and such costs exceed 5% of the total budget for the reviewed period, the Auditor will review the results of the inspection with UCHC. If both parties agree with an Auditor's finding that costs were not in accordance with requirements set forth above, those identified costs shall be promptly refunded to the Sponsor or applied as a credit against future Project research, at Sponsor's direction. In the event UCHC disagrees with the Auditor's findings, UCHC and Antigenics will submit the matter to another mutually agreed upon independent auditor for resolution.In the event the Auditor's findings of identified direct costs exceed 15% of the direct cost budget for the inspected period, UCHC will be liable for the cost of such a review. Antigenics will provide UCHC with an estimate of the costs of the review prior to initiation.


      4. Section 14.0 of the Agreement is hereby amended by deleting the second sentence in its entirety and replacing it with the following:

                  If Pramod Srivastava is unable to continue as Principal Investigator, or he terminates his employment with UCHC, or his employment is terminated by UCHC, Sponsor shall have the right to terminate this Agreement by giving thirty (30) days notice to UCHC.

      5. Appendix A Scope of Work is hereby amended by deleting it in its entirety and replacing it by the following:

                       SCOPE OF WORK FOR ANTIGENICS GRANT

[





















































                                                                           ]*


*This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

[
























































                                                                           ]*


*This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

      [                                       ]*


      6. This Amendment No. 2 shall be deemed to have been entered into in Connecticut and shall be construed and enforced in accordance with Connecticut law without regard for any choice or conflict of laws or principle that would result in the application of the domestic substantive law of any other jurisdiction.

      7. Except as set forth in this Amendment No. 2, the Research Agreement shall remain in full force and effect.

      8. This Amendment No. 2 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


[signature page follows]



In Witness Whereof, the Parties have caused this Amendment No. 2 to Research Agreement to be executed:

UNIVERSITY OF CONNECTICUT HEALTH CENTER

By:  /s/ Leonard P. Paplauskas
     -------------------------------------------------------

Name:  Leonard P. Paplauskas
       --------------------------------------

Title: Associate Vice President for Research Administration
       ----------------------------------------------------

Date:  December 30, 2003
       -----------------



ANTIGENICS INC., a Delaware corporation

By:  /s/ Russell Herndon
     -------------------------------------------------------

Name:  Russell Herndon
       -----------------------------------------------------

Title: Chief Operating Officer
       -----------------------------------------------------

Date:  12/31/03
       --------


*This portion of the Exhibit has been omitted pursuant to a Request for Confidential Treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The complete Exhibit, including the portions for which confidential treatment has been requested, has been filed separately with the Securities and Exchange Commission.

              ATTACHMENT 1 TO AMENDMENT NO. 2 TO RESEARCH AGREEMENT


                                   Antigenics

                                  Annual Budget

                                   $1,350,000

                                For each year of

                                   2004 - 2008


SUB CODE        DESCRIPTION              AMOUNT
--------        -----------              ------

1000            Salaries & Wages       $  399,375

4000            Fringe                 $  144,000

2000            Purchases services     $  209,054

2162            Travel                 $   39,000

3000            Supplies, equipment    $  280,000
                                       ----------


                TOTAL DIRECT COSTS     $1,071,429


                TOTAL INDIRECT COSTS   $  278,571

                TOTAL COSTS            $1,350,000

              ATTACHMENT 2 TO AMENDMENT NO 2. TO RESEARCH AGREEMENT


                       ANTIGENICS/UCHC RESEARCH AGREEMENT
                           QUARTERLY FINANCIAL REPORT
                            FOR THE QUARTER ENDED [ ]


(A) AMOUNT RECEIVED BY UCHC FROM SPONSOR DURING THE QUARTER                          $[        ]

Use of funds by UCHC on the project during the quarter:

    Salaries (for [     ] UCHC employees during the quarter)                         $[        ]

    Purchased Services                                             $[        ]

    Supplies & Minor Equipment                                     $[        ]

    Sundry (fringe benefits)                                       $[        ]

    Capital Equipment                                              $[        ]

    Indirect Costs [description of indirect costs]                 $[        ]

(B) subtotal                                                                         $[        ]
                                                                                     -----------

AMOUNT CARRIED FORWARD TO NEXT QUARTER, (A) - (B)                                    $[        ]


All Sponsor funds spent by UCHC in the current quarter were used exclusively for the Project and for the benefit of the Sponsor. UCHC has detailed financial documentation supporting the information provided in this report.




                                     -------------------------------------------
                                     Signature of authorized UCHC representative

                                     -------------------------------------------
                                     Name of authorized UCHC representative

                                     -------------------------------------------
                                     Date

I certify to the best of my knowledge and belief that the reported costs represent reasonable and necessary costs incurred for the performance of the work identified in the Scope of Work.



                                     -------------------------------------------
                                     Principal Investigator

                                     -------------------------------------------
                                     Dean, Medical School

                                     -------------------------------------------
                                     Date